                                                                  EXHIBIT 10.1.1

                                                         AS AMENDED AND RESTATED
                                                                OCTOBER 10, 1996

                                    EXHIBIT A
                               1992 STOCK PLAN OF
                                   IXSYS, INC.

      SECTION 1. ESTABLISHMENT AND PURPOSE.

      The Plan was established in 1992. The purpose of the Plan is to offer selected employees, directors, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan was last amended and restated effective as of October 10, 1996. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

      SECTION 2. DEFINITIONS.

      (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

      (b)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (c) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

      (d)   "Company" shall mean Ixsys, Inc., a Delaware corporation.

      (e) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors or (iii) an independent contractor who performs services for the Company or a Subsidiary. Service

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as a member of the Board of Directors or as an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of
Section 4(a).

      (f) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

      (g) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

      (h)   "ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

      (i) "Nonstatutory Option" shall mean an employee stock option not described in sections 422(b) or 423(b) of the Code.

      (j) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

      (k) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

      (l)   "Optionee" shall mean an individual who holds an Option.

      (m)   "Plan" shall mean this 1992 Stock Plan of Ixsys, Inc.

      (n) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

      (o)   "Service" shall mean service as an Employee.

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      (p)   "Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

      (q) "Stock" shall mean the Common Stock ($.001 par value) of the Company.

      (r) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

      (s) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

      (t) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

      (u) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

      SECTION 3. ADMINISTRATION.

      (a) Committee Membership. The Plan shall be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. If more than one Committee has been appointed, each Committee shall have such authority and be


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responsible for such functions as the Board of Directors has assigned to it, and a reference to the Committee in the Plan shall be construed as a reference to the Committee to whom the Board of Directors has assigned the function in question. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee.

      (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

      (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

            (i)   To interpret the Plan and to apply its provisions;

            (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

            (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

            (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

            (v)   To select the Offerees and Optionees;

            (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;



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            (vii) To prescribe the terms and conditions of each award or sale of
      Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

            (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option and to specify the provisions of the Stock Option Agreement relating to such Option;

            (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

            (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

            (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that such member has taken or has failed to take in good faith with respect to the Plan, any Option or any right to acquire Shares under the Plan.

      (d) Financial Reports. The Company each year shall furnish to Optionees, Offerees and stockholders who have received Stock under the Plan its financial statements and management's discussion and analysis of financial condition and results of operations, unless such Optionees, Offerees or stockholders are key Employees whose


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duties with the Company assure them access to equivalent information. Such financial statements need not be audited.

      SECTION 4. ELIGIBILITY.

      (a) General Rule. Only Employees, as defined in Section 2(e), shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

      (b) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee or Offeree unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price (if any) is at least 100 percent of the Fair Market Value of a Share and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

      (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

      (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant.

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"Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

      SECTION 5. STOCK SUBJECT TO PLAN.

      (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 2,100,000 Shares, subject to adjustment pursuant to
Section 9. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

      (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan.

      SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

      (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems



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appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

      (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

      (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than 85 percent of the Fair Market Value of such Shares, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

      (d) Withholding Taxes. As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

      (e) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. Any service-based vesting conditions shall not be less rapid than the schedule set forth in Section 7(e).


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


      SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

      (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

      (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

      (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 4(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

      (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in


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connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

      (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. An Option shall become exercisable at least as rapidly as set forth in the following schedule:

     Anniversary of                                  Percentage of Shares
     Date of Grant                                       Exercisable
     --------------                                  --------------------
        First.......................................         20%
        Second......................................         40%
        Third.......................................         60%
        Fourth......................................         80%
        Fifth.......................................        100%


Subject to the preceding sentence, the vesting provisions of any Stock Option Agreement shall be determined by the Committee at its sole discretion.

      (f) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

      (g) Nontransferability. No Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.



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      (h)   Termination of Service (Except by Death). If an Optionee's Service
terminates for any reason other than the Optionee's death, then the Optionee's Option(s) shall expire on the earliest of the following occasions:

            (i) The expiration date determined pursuant to Subsection (f) above;

            (ii) The date 90 days after the termination of the Optionee's Service for any reason other than Total and Permanent Disability; or

            (iii) The date six months after the termination of the Optionee's Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of the Optionee's Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated.

      (i) Leaves of Absence. For purposes of Subsection (h) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue


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beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

      (j) Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee's Option(s) shall expire on the earlier of the following dates:

            (i) The expiration date determined pursuant to Subsection (f) above;

      or

            (ii)  The date six months after the Optionee's death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

      (k) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee's Option until such person is entitled, pursuant to the terms of such Option, to receive such Shares. No adjustments shall be made, except as provided in Section 9.

      (l) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing


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notwithstanding, no modification of an Option shall, without the consent of the
Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

      (m) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. Any service-based vesting conditions shall not be less rapid than the schedule set forth in Subsection (e) above.

      SECTION 8. PAYMENT FOR SHARES.

      (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c), (d), (e) and (f) below.

      (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee's representative for more than six months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. (c) Services Rendered. At the discretion of the Committee, Shares may be awarded or exercised under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment


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of a Purchase Price in cash, the Committee shall make a determination (at the time of the award or prior to exercise of an option) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

      (d) Promissory Note. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are pledged as security for payment of the principal amount of the promissory note and interest thereon and
(iii) the interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

      (e) Exercise/Sale. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

      (f) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan


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proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

      SECTION 9. ADJUSTMENT OF SHARES.

      (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spinoff, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of
(i) the number of Shares available for future grants under Section 5, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

      (b) Mergers; Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement may provide for the assumption of outstanding Options by the surviving corporation or its parent or for their continuation by the Company (if the Company is the surviving corporation). In the event the Company is not the surviving corporation and the surviving corporation will not assume the outstanding Options, the agreement of merger or consolidation may provide for payment of a cash settlement for exercisable Options equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price and for the cancellation of Options not exercised or settled, in either case without the Optionees' consent.

      (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares


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

of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

      SECTION 10. SECURITIES LAWS.

      Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

      SECTION 11. NO EMPLOYMENT RIGHTS.

      No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

      SECTION 12. DURATION AND AMENDMENTS.

      (a) Term of the Plan. The Plan, as set forth herein, shall become effective as of August 17, 1994, subject to the approval of the Company's stockholders. In the event


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

that the stockholders fail to approve the Plan on or before the date 12 months after August 17, 1994, any ISOs already granted shall be treated as Nonstatutory Options, and no additional ISOs shall be granted after such date. The Plan shall terminate automatically 10 years after its initial adoption by the Board of Directors on May 26, 1992, and may be terminated on any earlier date pursuant to Subsection (b) below.

      (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 9), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

      (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

      SECTION 13. EXECUTION.

      To record the amendment and restatement of the Plan by the Board of Directors on October 10, 1996, the Company has caused its authorized officer to execute the same.

                                           IXSYS, INC.



                                           By ______________________________

                                  AMENDMENT TO
                       APPLIED MOLECULAR EVOLUTION, INC.
                                1992 STOCK PLAN

      Pursuant to Section 12(b) of Ixsys, Inc. 1992 Stock Plan (the "Plan"), the Plan is hereby amended as follows:

      1. The name of the Plan is hereby changed from Ixsys, Inc. 1992 Stock Plan to "Applied Molecular Evolution, Inc. 1992 Stock Plan."

      2. Section 2 is hereby amended by adding a new subsection (b) which shall read as follows:

            (b)   "Change in Control" shall mean:

            (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

            (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

            A transaction shall not constitute a Change in Control if: (a) its sole purpose is to change the state of the Company's incorporation,
            (b) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction or (c) such transaction constitutes the Company's initial public offering.

      3. Section (2)(d) is hereby amended by replacing "Ixsys, Inc." with "Applied Molecular Evolution, Inc."

      4. Section 2(m) is hereby amended by replacing "Ixsys, Inc." with "Applied Molecular Evolution, Inc."

      5. Section 2 is hereby amended by adding a new subsection (o) which shall read as follows:

            (o) "Rule 16b-3" shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

      6.    Section 3(b) is hereby amended by adding the following:

            (i) Section 162(m): To the extent that the Committee determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162 (m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (ii) Rule 16b-3: To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

      7. The last paragraph of Section 3(c) shall be deleted in its entirety and replaced with the following:

            Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

      8. The first sentence in Section 3(d) is hereby amended by adding the following language to the beginning of such sentence, "To the extent required by applicable law[,]."

      9. Section 5(a) is hereby amended by deleting "2,100,000 Shares" and replacing such language with "3,100,000 Shares."

      10. The last sentence in Section 6(e) is hereby amended by adding the following language to the beginning of such sentence, "To the extent required by applicable law[,]."

      11. The second sentence of Section 7(e) is hereby amended by adding the following language to the beginning of such sentence, "To the extent required by applicable law[,]."



                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Applied Molecular Evolution, Inc. has adopted this Amendment to the Plan, effective, April 7, 2000. To record this Amendment of the Plan by the Board of Directors on April 7, 2000, the Company has caused its authorized officer to execute the same.


                                   APPLIED MOLECULAR EVOLUTION, INC.

                                   BY:   /S/ William D. Huse
                                         -------------------
                                   DATE: April 7, 2000
                                         -------------------